UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549

                               Form 8-K

                            Current Report
    Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported) January 16, 2006
                  --------------------------

                 Dynasil Corporation of America
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      (Exact name of registrant as specified in its charter)

     New Jersey                   000-27503         22-1734088
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(State or other                   (Commission     (IRS Employer
jurisdiction of incorporation)    File Number)  Identification No.)


            385 Cooper Road, West Berlin, New Jersey 08091
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      (Address of principal executive offices)     (ZIP Code)

Registrant's telephone number, including area code:  (856)-767-4600

                           Not Applicable
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     (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see
General Instructions A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 1 - Registrant's Business and Operations

Item 1.01. Entry into a Material Definitive Agreement

      On January 16, 2006, Dynasil Corporation of America ("Registrant" or "Dynasil"), entered into an Agreement of Employment (the "Agreement") with Bruce M. Leonetti ("Mr. Leonetti" or "Employee") to become Vice President- Sales and Marketing effective January 23, 2006. Mr. Leonetti replaces Mr. Francis Ciancarelli who resigned earlier this month for personal reasons. The Agreement has a three year initial term and automatic renewals for additional one year terms unless earlier terminated at least 90 days prior to the expiration of a term. The Areement includes an initial salary of $87,500 per annum and a performance based bonus from 0-12% of base pay with a targeted bonus level of 10%. The Agreement includes a $7,000 signing bonus payable in Dynasil stock. The Agreement requires that Dynasil pay ninety days of severance pay if Dynasil terminates it during its term for any reason other than "cause" as defined. The Agreement includes provisions for participation in Dynasil's standard corporate benefits packages plus an automobile expense allowance, company provided cell phone and health club membership. The Agreement also includes customary provisions for the protection of Dynasil's confidential information and non-competition.

Item 5.02 Departure of Directors or Principal Officers;
Election of Directors; Appointment of Principal Officers

      Although Dynasil has not replaced or appointed a new principal executive officer, president, principal financial officer, principal accounting officer, principal operating officer or any person performing similar functions, the information reported under Item 1.01 is incorporated herein by reference as if fully set forth herein.

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

EXHIBIT INDEX

(c)  Exhibits

   10.15 Agreement of Employment by and between Dynasil and Bruce Leonetti effective January 23, 2006.

                               -2-
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                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              DYNASIL CORPORATION OF AMERICA
                                       (Registrant)

Date:  January 18, 2006       By:  /S/
                                    Craig T. Dunham
                                    President